POWER OF ATTORNEY
EXHIBIT 24
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments thereto, relating to the year ended December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 6th day of February, 2006.

/s/ Michael B. Yanney
Michael B. Yanney

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 2nd day of March, 2006.

/s/ George J. Behringer
George J. Behringer

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 3rd day of February, 2006.

/s/ George V. Janzen
George V. Janzen

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of January, 2006.

/s/ George H. Krauss
George H. Krauss

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 1st day of March, 2006.

/s/ Gregor Medinger
Gregor Medinger

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 1st day of February, 2006.

/s/ Lisa Y. Roskens
Lisa Y. Roskens

POWER OF ATTORNEY
     The undersigned hereby appoints John H. Cassidy and/or Paul Beldin as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K and any amendments or supplements thereto, relating to the year ended December 31, 2005, required to be filed with the Securities and Exchange Commission by America First Apartment Investors, Inc.
     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 30th day of January, 2006.

/s/ Steven W. Seline
Steven W. Seline

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